Exhibit 10.21

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement, dated as of May 19, 2006 (this “Agreement”), is among Susser Holdings, L.L.C., a Delaware limited liability company, and SSP Partners, a Texas general partnership, as Borrowers, the financial institutions named herein, as Banks, and Bank of America, N.A., as Administrative Agent for the Banks.

INTRODUCTION

Reference is made to the Credit Agreement dated as of December 21, 2005 (as amended or modified from time to time, the “Credit Agreement”), among the Borrowers, the Administrative Agent, and the Banks. The Borrowers have requested, and the Administrative Agent and the Banks have agreed, to amend the Credit Agreement to reflect the delivery therunder of the finanical statements of the Parent Guarantor instead of the Parent Borrower, to waive any past non-compliance due to the prior delivery of the finanical statements of the Parent Guarantor instead of the Parent Borrower, and to modify other terms in connection therewith as set forth herein.

Therefore, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Administrative Agent, and the Banks hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by amending each of the following definitions by deleting each reference therein to the “Parent Borrower” and replacing each with a reference to the “Parent Guarantor”: “Applicable Margin,” “Compliance Certificate,” “Consolidated Adjusted Rent,” “Consolidated EBITDA,” “Consolidated EBITDAR,” “Consolidated Fixed Charge Coverage Ratio,” “Consolidated Net Debt,” and “Consolidated Rent Adjusted Leverage Ratio.”

(b) Each of the following Sections of the Credit Agreement is hereby amended by deleting each reference therein to the “Parent Borrower” and replacing each with a reference to the “Parent Guarantor”: Section 5.2(a), Section 5.2(b), Section 5.2(e), Section 5.2(l), Section 5.5(a), Section 5.5(b), Section 5.7, and Section 5.10(b).

(c) Section 5.2(f) of the Credit Agreement is hereby amended by adding the following phrase at the end of such Section: “or Parent Guarantor.”

(d) Exhibit B to the Credit Agreement is hereby replaced with the attached Exhibit B.

Section 3. Waiver. The Banks hereby waive any Default or Event of Default existing on or prior to the date of this Agreement and arising solely from the delivery to the Administrative Agent of the financial statements of the Parent Guarantor instead of the Parent Borrower pursuant to the Credit Agreement. This waiver is limited to the extent described herein and shall not be construed to be a waiver of any other terms of the Credit Agreement or of the Loan Documents.

Section 4. Representations and Warranties. Each Borrower represents and warrants that (a) the execution, delivery and performance of this Agreement are within the corporate power and authority of such Borrower and have been duly authorized by appropriate proceedings, (b) the Liens under the Security Documents are valid and subsisting, (c) this Agreement constitutes a legal, valid, and binding obligation of such Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, (d) giving effect to this Agreement, no Default or Event of Default is continuing, and (e) giving effect to this Agreement, all representations and warranties set forth in the Credit Documents are true and correct in all material respects as if made on the date hereof.

Section 5. Effect on Credit Documents. Except as amended herein, the Credit Agreement and all other Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of the rights of the Administrative Agent or the Banks under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrowers must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under the other Credit Documents.

Section 6. Effectiveness. This Agreement shall become effective as of the date first written above and the Credit Documents shall be amended as provided for herein when the parties hereto have executed this Agreement subject to the condition that the Administrative Agent shall have received the following: (a) duly and validly executed counterparts hereof signed by each Borrower, the Administrative Agent, and the Majority Banks and (b) the letter agreement, dated of even date herewith, reaffirming the Guaranties, duly and validly executed by each Guarantor.

Section 7. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 8. Miscellaneous. The miscellaneous provisions set forth in Article VIII of the Credit Agreement apply to this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED as of the date first written above.

BORROWERS:

SUSSER HOLDINGS, L.L.C.

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr. Executive Vice President

SSP PARTNERS

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr. Executive Vice President

PARENT GUARANTOR:

STRIPES HOLDINGS LLC

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr. Executive Vice President

Signature Page to First Amendment

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ David Johanson
David Johanson
Vice President

Signature Page to First Amendment

SYNDICATION AGENT:

MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent

By:	/s/ Chantal Simon
Name:	Chantal Simon
Title:	Authorized Signatory

Signature Page to First Amendment

BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Gary Mingle
Gary Mingle Senior Vice President

Signature Page to First Amendment

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Chantel Simon
Chantel Simon Vice President

Signature Page to First Amendment

REGIONS BANK

By:	/s/ Ron Pfeiffer
Ron Pfeiffer
Senior Vice President

Signature Page to First Amendment

TEXAS STATE BANK

By:	/s/ Gary Wilson
Gary Wilson
Executive Vice President

Signature Page to First Amendment

Exhibit B

FORM OF

COMPLIANCE CERTIFICATE

Exhibit B to First Amendment